UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 0-20310

Delaware	75-2379388
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1105 Peters Road
Harvey, Louisiana	70058
(Address of principal executive offices)	(Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Consent of KPMG LLP
Consent of Netherland, Sewell & Associates, Inc.
Audited financial statements
Unaudited pro forma financial statements

On May 17, 2006, Superior Energy Services, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission disclosing that SPN Resources, LLC (“SPN Resources”), a wholly-owned subsidiary of the Company, acquired a 40% interest in Coldren Resources LP (“Coldren Resources”), as well as Coldren Resources’ entrance into a purchase and sale agreement with Noble Energy, Inc. (“Noble”) to purchase substantially all of Noble’s offshore Gulf of Mexico shelf assets (“Acquired Properties”). On July 27, 2006, the Company filed a Current Report on Form 8-K/A (Amendment No. 1) disclosing Coldren Resources’ completion of the acquisition of the Acquired Properties for the aggregate purchase price of approximately $475 million. The Company hereby files this Form 8-K/A as Amendment No. 2 to include the financial information required under part (a) and (b) of Item 9.01.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired. The following audited financial statements of the Acquired Properties are included in as Exhibit 99.4 hereto and are incorporated herein by reference:
1.	Independent Auditors’ Report

2.	Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2005 and 2004

3.	Notes to Statements of Revenues and Direct Operating Expenses.
(b)	Pro Forma Financial Information. The following pro forma financial information of the Company giving effect to the acquisition of the Acquired Properties and certain other transactions described in such pro forma financial information is included in Exhibit 99.5 hereto and incorporated herein by reference:
1.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006

2.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2006

3.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005

4.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
(c)	Exhibits:

Number	Description

2.1	Purchase and Sale Agreement, dated May 15, 2006, by and between Noble Energy, Inc. and Coldren Resources LP (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated May 17, 2006). Exhibits listed in the Agreement will be provided to the Commission upon request.

23.1*	Consent of KPMG LLP

23.2*	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press release, dated May 16, 2006 (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated May 17, 2006).

Number	Description

99.2*	Audited financial statements of the Acquired Properties for the year ended December 31, 2005 and 2004.

99.3*	Unaudited pro forma condensed consolidated financial information of Superior Energy Services, Inc.

*	Filed herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: September 22, 2006

Index to Exhibits

Number	Description

2.1	Purchase and Sale Agreement, dated May 15, 2006, by and between Noble Energy, Inc. and Coldren Resources LP (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated May 17, 2006). Exhibits listed in the Agreement will be provided to the Commission upon request.

23.1*	Consent of KPMG LLP

23.2*	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press release, dated May 16, 2006 (incorporated herien by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated May 17, 2006).

99.2*	Audited financial statements of the Acquired Properties for the year ended December 31, 2005 and 2004.

99.3*	Unaudited pro forma condensed consolidated financial information of Superior Energy Services, Inc.

*	Filed herein.

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